                         SECURITIES PURCHASE AGREEMENT

                                 BY AND BETWEEN

                            FORTE TECHNOLOGIES, INC.

                                  THE COMPANY
                                      -------

                                      AND

                                 THE INVESTORS
                                     ---------
                          LISTED ON SCHEDULE 1 HERETO
                          ---------------------------

                           DATED AS OF JUNE 27, 1996

                            Forte Technologies, Inc.

                         SECURITIES PURCHASE AGREEMENT



                                                June 27, 1996



To each of the Investors
(as hereinafter defined)

Gentlemen:

          The undersigned, Forte Technologies, Inc., a New York corporation (the "Company"), hereby agrees with each of the persons listed on Schedule 1 hereto
                                                             ----------
(as the same may be amended from time to time as herein provided) (each an "Investor" and, collectively, the "Investors") as follows:

1. DEFINITIONS. Certain terms are used in this Agreement as specifically defined in Exhibit 1 hereto.
           ------- -


2. THE SUBORDINATED NOTES AND WARRANTS. The Company has, or will have prior to the Stage 1 Closing Date, duly authorized the following:

          2.1. The issuance and sale to the Investors on the Stage 1 Closing Date of (i) subordinated notes in the aggregate principal amount of $1,059,000, with a maturity of five (5) years and bearing interest at an annual rate of 3% (the "Stage 1 Subordinated Notes") and (ii) warrants to purchase up to an aggregate number of 1,059,000 shares of common stock of the Company, par value $.10 per share (the "Common Stock") at an exercise price of $.10 per share (the "Stage 1 Warrants").

          2.2. The issuance and sale to the Investors on the Stage 2 Closing Date of (i) subordinated notes in the aggregate principal amount of $1,059,000, with a maturity of five (5) years and bearing interest at an annual rate of 3% (the "Stage 2 Subordinated Notes" and together with the Stage 1 Subordinated Notes, the "Subordinated Notes") and (ii) warrants to purchase up to an aggregate number of 1,059,000 shares of common stock of the Company, par value $.10 per share (the "Common Stock") at an exercise price of $.10 per share (the "Stage 2 Warrants" and together with the Stage 1 Warrants, the "Warrants").

3.     SALE AND PURCHASE OF SUBORDINATED NOTES AND WARRANTS.

3.1.   AGREEMENT TO SELL AND PURCHASE THE SUBORDINATED NOTES AND WARRANTS.  The
       ----------------------------------------------- ----- --- --------
  Company is selling to each Investor, and each Investor is purchasing from the Company, the following:

          (a) Subject to the satisfaction of the conditions precedent set forth in Sections 6.1 and 6.2 hereof and subject to the terms and other conditions hereinafter set forth, at the Stage I Closing, the respective amount of Stage I Subordinated Notes and Stage 1 Warrants set forth on Schedule 1 for an aggregate
                                                     ----------
purchase price of $1,059,000 for the Stage I Closing;

          (b) Subject to the satisfaction of the conditions precedent set forth in Sections 6.1 and 6.3 hereof and subject to the terms and other conditions hereinafter set forth, at the Stage II Closing, at the Investors' election, the respective amount of Stage 2 Subordinated Notes and Stage 2 Warrants set forth on Schedule 1, for an aggregate purchase price of $1,059,000 for the Stage II
   ----------
Closing.

3.2. CLOSING(S).
     ----------

          (a) The closing(s) hereunder with respect to the transactions contemplated by Sections 2 and 3.1(a) hereof (the "Stage 1 Closing") will take place at the offices of Chu, Ring & Associates, 253 Summer Street, Boston, Massachusetts, at 9:00 a.m. local time, on June 27, 1996, or at such other place and time and on such other date as may be mutually agreed upon in writing by the respective Investors and the Company (the "Stage 1 Closing Date").

          (b) The closing(s) hereunder with respect to the transactions contemplated by Sections 2 and 3.1(b) hereof (the "Stage 2 Closing") will take place at the offices of Chu, Ring & Associates, 253 Summer Street, Boston, Massachusetts, at 9:00 a.m. local time, or at such other place and time and on such other date as may be mutually agreed upon in writing by the respective Investors and the Company, on a mutually acceptable business day within 15 days after the conditions set forth in Sections 6.1 and 6.3 have been satisfied or waived in writing by the Investors, (the "Stage 2 Closing Date").

          (c) At each Closing, the Company will, unless otherwise requested, deliver to each Investor the Subordinated Notes and Warrants to be purchased by such Investor, against payment of the purchase price in immediately available funds or by cancellation of existing indebtedness, all as set forth on Schedule
                                                                       --------
1.
- -

          (d) Schedule 1 attached hereto shall be amended from time to time by
              ----------
adding thereto each of the Investors who executes a counterpart signature page hereto (to the extent not so named).

4. REPRESENTATIONS AND WARRANTIES. In order to induce the Investors to enter into this Agreement and to purchase the Subordinated Notes and Warrants to be purchased by each Investor hereunder, the Company represents and warrants to each Investor and agrees with each Investor as follows:

     4.1.  ORGANIZATION, STANDING, POWER, AUTHORITY, QUALIFICATION.  The Company
           ------------  --------  -----  ---------  -------------
is a duly organized and validly existing corporation in good standing under the laws of the State of New York with corporate power and authority adequate for
(a) the execution and delivery
 -
of this Agreement and the performance of its obligations hereunder and under the Related Agreements and (b) the carrying on-of the business conducted by it. The Company has taken all corporate action necessary to authorize this Agreement and the transactions contemplated hereby. The Company is duly qualified and in good standing as a foreign corporation in each other jurisdiction in which such qualification is required, and is duly authorized, qualified and licensed under all laws, regulations ordinances or orders of public authorities, or otherwise, to carry on its business in the places and in the manner conducted and to own its properties and assets.

     4.2.  CAPITALIZATION.  Immediately after the effective date of the Restated
           --------------
Certificate of Incorporation (but before giving effect to the Closing(s)), the authorized capital stock of the Company will consist of 3,500,000 shares of Common Stock, par value $.10 per share ("Common Stock"), 434,100 shares of which are issued and outstanding and 325,000 shares, 1,000 shares and 50,000 shares have been duly reserved for issuance pursuant to the Company's Stock Option Plan, Management Stock Bonus Plan and Directors' Stock Option Plan, respectively, 509,258 shares of Series A Convertible Preferred Stock, par value $.10 per share, all of which are issued and outstanding and held of record by Kopin Corporation ("Kopin"), 185,185 shares of Series B Convertible Preferred Stock, par value $.10 per share, all of which are issued and outstanding and held of record by Kopin, and 233,333 shares of Series C Convertible Preferred Stock, 233,333 shares of which are issued and outstanding. Attached as Schedule 4.2 is a list of (i) all holders of capital stock of the
            ------------
Company, including the number of shares of capital stock held by each such holder, and (ii) all outstanding warrants, options, agreements, convertible securities or other commitments pursuant to which the Company is or may become obligated to issue (or as to which it has reserved for issuance) any shares of its capital stock or other securities of the Company, which names all persons entitled to receive such shares or other securities (and/or states their respective positions at the Company) and the shares or other securities required to be issued thereunder. All such holders are parties to the Shareholders Agreement. All of the issued and outstanding shares of the capital stock of the Company have been duly authorized and validly issued in compliance with all applicable provisions of the Securities Act of 1933, as amended (the "Securities Act") and applicable state "blue sky" laws and regulations, and are fully paid, non-assessable, and subject to no liens or restrictions on transfer of any kind except restrictions on transfer imposed by applicable securities laws and as contemplated under the Series A Preferred Stock Agreements, the Series B Preferred Stock Agreements and the Series C Preferred Stock Agreements. The Company does not have outstanding, except as contemplated by this Agreement and the Related Agreements and disclosed herein or herewith, any rights (preemptive or other) to subscribe for or to purchase, or any warrants or options for the purchase of, or any agreements, understandings or arrangements providing for or other obligations requiring the issuance (contingent or other) of, or any calls, commitments or claims of any character relating to, any shares of any class of its capital stock or any securities convertible into or exchangeable for any such stock. The Company is not subject to any obligations (contingent or other) to repurchase or otherwise acquire or rescind the sale of any shares of any class of its stock or any securities, rights or options related thereto.

     4.3.  GOVERNING DOCUMENTS.  The copies of the Restated Certificate of
           --------- ---------
Incorporation and By-Laws of the Company as currently in effect which have heretofore been delivered to each of the Investors are true, complete and correct.

     4.4.  FINANCIAL INFORMATION.  The Company's balance sheet as at April 30,
           --------- -----------
1996 and statement for operations for the three months then ended (unaudited), previously delivered to each of the Investors, fairly present the Company's financial condition as at such date and the Company's results of operations for the period then ended. Except as disclosed on Schedule 4.4 to the
                                               ------------
Board of Directors of the Company [or the Investors], there has been no material adverse change since April 30, 1996, in the business, operations, assets, prospects or condition (financial or otherwise) of the Company or its Business other than in the ordinary course of business.

     4.5.  ENFORCEABILITY OF AGREEMENTS.  The Company has duly taken all
           -------------- -- ----------
corporate action necessary to authorize the execution and delivery of this Agreement and the performance of this Agreement and each of the Related Agreements. This Agreement and each of the Related Agreements constitutes the valid and binding agreement of the Company, enforceable against the Company in accordance with its terms, except to the extent enforcement thereof may be limited by insolvency, bankruptcy and similar laws affecting generally the enforcement of contractual rights and by the discretionary nature of equitable remedies.

     4.6.  NO VIOLATION; NO DEFAULTS.  Neither the execution nor delivery of
           -- ---------  -- --------
this Agreement, nor the consummation of any transaction contemplated hereby or by any of the Related Agreements, including without limitation the issuance and sale of the Subordinated Notes and Warrants as provided herein, has constituted or resulted in or will constitute or result in a breach of the provisions of any mortgage, lease, license or other instrument, contract or agreement to which the Company is a party or by which it is bound, or the charter or by-laws of the Company or the violation of any judgment, decree, law or governmental or administrative order, rule or regulation which, singly or in the aggregate, may have any material adverse effect on the business, operations, assets, prospects or condition (financial or otherwise) of the Company. Except as disclosed on

Schedule 4.6, the Company is not in default under any provision of its charter,
- ------------
by-laws, or under any provision of any mortgage, lease, license or other instrument, contract or agreement to which it is a party or by which it is bound or of any law, ordinance, approval, rule or regulation or any terms of any applicable order, judgment or decree of any court, arbitrator or governmental or administrative authority which, singly or in the aggregate, may have any material adverse effect on the business, operation, assets, prospects or condition (financial or otherwise) of the Company.

     4.7.  BROKERS' FEES.  There are no brokers', finders', or similar fees due
           -------- ----
from the Company in respect of the transactions contemplated by this Agreement or any of the Related Agreements.

     4.8.  ABSENCE OF UNDISCLOSED LIABILITIES.  Except as disclosed in Schedule
           ------- -- ----------- -----------                          --------
4.8 or in the financial statements referred to in Section 4.4 hereof, or arising
- ---
in the ordinary course of business and for obligations created pursuant to this Agreement and the Related Agreements, as of the Closing Date, the Company will have no material liabilities (fixed or contingent, including without limitation any liabilities for money borrowed or any tax liabilities due or to become due) and will be subject to no material obligations under any contract or commitment of any kind.

     4.9.  LITIGATION.  Except as disclosed on Schedule 4.9, there is neither
           ----------                          ------------
pending nor, to the Company's knowledge and belief, threatened any action, suit, proceeding or claim, or any basis therefor, to which the Company is or may be named as a party or its property is or may be subject or which calls into question any of the transactions contemplated by this Agreement.

     4.10.  CONSENTS.  Except as disclosed on Schedule 4.10, no
            --------                          --------------
consent, approval or authorization of, or filing with, any governmental authority is required in connection with the Company's valid execution, delivery or performance of this Agreement and the Related Agreements, or the consummation of any other transaction to be consummated at the Closing.

     4.11.  TRADEMARKS, LICENSES, ETC.  Except as disclosed on Schedule 4.11 and
            ----------  --------  ---                          -------- ----
to the extent of the collateral security interest of Kopin therein, the Company has or has the right to use all patents, patent applications, trademarks, trademark rights, trade names, trade name rights, copyrights, licenses, trade secrets, permits, authorizations and other rights, as are necessary for the conduct of its business, all of which are in full force and effect, and the Company is in substantial compliance with the foregoing without any infringement of, adverse claim in respect of or known conflict with the valid rights of others which could affect or impair in a material manner the business or assets or financial condition of the Company. The Company has previously delivered to each of the Investors a schedule listing all material patents, patent applications, licenses, copyrights and similar intellectual property rights of the Company. All material items of intellectual property used by the Company's business are or will be made subject to patent, copyright, trade secret or other appropriate legal protection and the Company is under no obligation to compensate any other Person for the use thereof. The Company has complied with all of its obligations of confidentiality in respect of the claimed trade secrets or proprietary information of others and knows of no violation of such obligations of confidentiality as are owed to the Company. No employee, agent or consultant of the Company is subject to confidentiality restrictions in favor of any third person the breach of which could subject the Company to any material liability. Each of the Company's key employees has executed and delivered an Employee Proprietary Rights and Nondisclosure Agreement in substantially the form previously delivered to Kopin in connection with the Series A Preferred Stock Agreements.

     4.12.  FOUNDER.  Travers is of sound mind and body and mentally and
            -------
physically capable of fulfilling his obligations under the Employment Agreement.

     4.13.  PROCEEDS.  All cash proceeds from the sale of the Subordinated Notes
            --------
and Warrants will be used for working capital purposes including payment of trade debt.

     4.14.  REGISTRATION RIGHTS.  Except as provided for in the Series A
            ------------ ------
Securities Purchase Agreement, the Series B Securities Purchase Agreement, the Series C Securities Purchase Agreement and the Registration Rights Agreement and as contemplated hereby, the Company is under no obligation to register under the Securities Act any of its currently outstanding securities or any of its securities which may hereafter be issued.

     4.15.  SUBSIDIARIES; TITLE TO PROPERTIES; LIENS AND ENCUMBRANCES;
            ------------  ----- -- ----------  ----- --- ------------
INSURANCE.  Except as set forth on Schedule 4.15 hereto, the Company has no
- ---------                          -------------
subsidiary and owns no security issued by or interest in any other corporation, partnership or other organization. The Company has valid title to and ownership of all the properties and assets purported to be owned by it, free from all mortgages, pledges, liens, security interests, conditional sale agreements, encumbrances or charges, except such as are described on Schedule 4.15 hereto.
                                                         -------- ----
The Company enjoys peaceful and undisturbed possession under all leases under which it is operating and all such leases are valid and subsisting and in full force and effect. The Company maintains those insurances (including product liability insurance) and in the amounts set forth on Schedule 4.15 hereto.
                                                     -------- ----

     4.16.  ENVIRONMENTAL COMPLIANCE.  The Company has taken all necessary steps
            ------------- ----------
to investigate its usage of its properties and its operations conducted thereon and, based upon such diligent investigation, has determined that:

          (a) none of the Company or, to the best of its knowledge, any operator of its properties is in violation, or alleged violation, of any judgment, decree, order, law, license, rule or regulation pertaining to environmental matters, including without limitation those arising under the Resource Conservation and Recovery Act ("RCRA"), the Comprehensive Environmental Response, Compensation and Liability Act of 1980 as amended ("CERCLA"), the Superfund Amendments and Reauthorization Act of 1986 ("SARA"), the Federal Clean Water Act, the Federal Clean Air Act, the Toxic Substances Control Act, or any state or local statute, regulation, ordinance, order or decree relating to health, safety or the environment (hereinafter "Environmental Laws"), which violation would have a material adverse effect on the environment or the business, assets or financial condition of the Company;

          (b) the Company has not received notice from any third party including without limitation any federal, state or local governmental authority, (i) that the Company or any predecessor in interest has been identified by the United States Environmental Protection Agency ("EPA") as a potentially responsible party under CERCLA with respect to a site listed on the National Priorities List, 40 C.F.R. Part 300 Appendix B (1986); (ii) that any hazardous waste as defined by 42 U.S.C. (S)6903(5), any hazardous substances as defined by 42 U.S.C. (S)9601(14), any pollutant or contaminant as defined by 42 U.S.C.
(S)9601(33) and any toxic substance, oil or hazardous materials or other chemicals or substances regulated by any Environmental Laws ("Hazardous Substances") which any one of them has generated, transported or disposed of has been found at any site at which a federal, state or local agency or other third party has conducted or has ordered that the Company or any predecessor in interest conduct a remedial investigation, removal or other response action pursuant to any Environmental Law; or (iii) that any of them is or shall be a named party to any claim, action, cause of action, complaint (contingent or otherwise) legal or administrative proceeding arising out of any third party's incurrence of costs, expenses, losses or damages of any kind whatsoever in connection with the release of Hazardous Substances;

          (c) except as set forth in Schedule 4.16, to the best of the Company's
                                     -------- ----
knowledge: (i) no portion of the Company's properties has been used for the handling, manufacturing, processing, storage or disposal of Hazardous Substances except in accordance with applicable Environmental Laws; and no underground tank or other underground storage receptacle for Hazardous Substances is located on such properties; (ii) in the course of any activities conducted by the Company or operators of its properties, no Hazardous Substances have been generated or are being used on such properties except in accordance with applicable Environmental Laws; (iii) there have been no releases (i.e. any past or present
                                                       - -
releasing, spilling, leaking, pumping, pouring, emitting, emptying, discharging, injecting, escaping, disposing or dumping) or threatened releases of Hazardous Substances on, upon, into or from the properties of the Company, which releases would have a material adverse effect on the value of such properties or adjacent properties or the environment; (iv) to the best of the Company's knowledge, there have been no releases on, upon, from or into any real property in the vicinity of the real properties of the Company which, through soil or ground water contamination, may have come to be located on, and which would have a material adverse effect on the value of, the properties of the Company; and (v) in addition, any Hazardous Substances that have been generated on the properties of the Company, have been transported offsite only by carriers having an identification number issued by the EPA and treated or disposed of only by treatment or disposal facilities maintaining valid permits as required under applicable Environmental Laws, which transporters and facilities have been and are, to the best of the Company's knowledge, operating in compliance with such permits and applicable Environmental Laws; and

          (d) to the best of the Company's knowledge, none of the properties of the Company are or shall be subject to any applicable environmental cleanup responsibility law or environmental restrictive transfer law or regulation by virtue of the transactions set forth herein and contemplated hereby.

     4.17.  TAXES.  The Company and its Predecessor have, to the best of the
            -----
Company's knowledge, accurately prepared and timely filed all federal, state and other tax returns required by law to be filed by each of them, and all taxes shown to be due and all additional assessments have been paid or provision made therefore. There are no transfer, issuance or similar taxes imposed by law in connection with the issuance, sale or delivery of the Subordinated Notes or Warrants.

     4.18.  OFFERING.  Subject to the truth and accuracy of the representations
            --------
of each of the Investors set forth in Section 5 hereof, the offer, sale and issuance of the Subordinated Notes and Warrants as contemplated by this Agreement are exempt from the registration requirements of the Securities Act, and neither the Company nor any one acting on its behalf will take any action hereafter that would cause the loss of such exemption. The Company has complied and will comply with all applicable state "blue sky" or securities laws in connection with the offer, sale and issuance of the Subordinated Notes and Warrants as contemplated by this Agreement.

     4.19.  DISCLOSURE.  Neither this Agreement nor any of the Related
            ----------
Agreements contains any untrue statement of a material fact or omits to state a material fact necessary in order to make the statements contained herein or therein misleading in the light of the circumstances under which they were made. There is no fact known to the Company which materially adversely affects, or in the future is likely to materially adversely affect, the business, operations, affairs, prospects, condition, properties or assets of the Company which has not been set forth in this Agreement (including the exhibits and schedules hereto), in the other documents, certificates, instruments or statements furnished to each of the Investors by or on behalf of the Company or in reports to the Board of Directors.

5. INVESTOR REPRESENTATIONS. Each of the Investors represents and warrants to the Company that:

     5.1. That he or it has received and carefully reviewed descriptive memoranda relating to the Company and any other materials relating thereto that he has requested.

     5.2. That no person or entity, other than the Company or its authorized representatives, has offered the Subordinated Notes or Warrants to the undersigned.

     5.3. That he or it has such knowledge and experience in financial and business matters that he or it is capable of evaluating the merits and risks of an investment in the Company, or he and his or its financial and investment advisors together have such knowledge and experience in financial and business matters that they are capable of evaluating the merits and risks of an investment in the Company.

     5.4. That (i) it has been called to his or its attention in connection with his or its investment in the Company that such investment is speculative in nature and involves a high degree of risk, (ii) he or it is aware that the Company is in the start-up stage and thus has a limited operating history, (iii) he or it is aware that the financial and working capital position of the Company has deteriorated and sales have declined significantly in the current fiscal year, that a substantial portion of the proceeds hereof will be used to pay trade debt and secured debt and that the Company's trade debt exceeds the amount of the proceeds from the sale of the Subordinated Notes and Warrants and the Company's current cash on hand, (iv) he or it is aware that to the extent that the net proceeds of this offering and internally generated funds are insufficient to fund the Company's operating requirements, it may be necessary for the Company to seek additional funding, with no assurance that such financing will be available on acceptable terms or at all, (v) he or it is aware that if additional funds are raised by issuing equity securities, dilution to the existing stockholders may result and (vi) he or it is aware that if adequate funds are not available, the Company's business would be adversely affected, and as a result, the Company may not be able to continue its operations.

     5.5. It is acquiring the Subordinated Notes and Warrants for investment, and not with a view to selling or otherwise distributing any thereof in violation of the Securities Act; provided, however, that nothing contained
                                 --------  -------
herein shall prevent any Investor from requesting that the Subordinated Notes and Warrants be registered in the name of its nominee or transferring the Subordinated Notes and Warrants in compliance with applicable laws.

     5.6. He and his or its representatives have had an opportunity to meet with the officers of the Company to discuss such matters as such Investor has elected to review, and that any questions regarding the Company and its business have been answered to the full satisfaction of the undersigned.]

     5.7. He or it is an "accredited investor" as defined in Regulation D under the Securities Act.

     5.8. That he or it understands that no federal or state agency has passed upon or made any recommendation or endorsement of an investment in the Subordinated Notes and Warrants.

     5.9. That he or it will notify the Company immediately, and in any event prior to the date this agreement is accepted by the Company, if any event occurs which would materially and adversely affect any of the above representations or warranties.

     5.10. He or it has taken all necessary action to authorize its execution, delivery and performance of this Agreement and the other Related Agreements to which it is or may become a party. This Agreement constitutes, and each of the Related Agreements to which it is a party will constitute, upon execution and delivery thereof at the Closing, its legal, valid and binding agreement.

     5.11. He or it has not retained, utilized or been represented by any broker or finder in connection with the transactions contemplated by this Agreement.

     5.12. Each Investor who is also a Series C Investor hereby certifies that the information contained in the Offeree Questionnaire that he or it delivered in connection with the Series C Purchase Agreement is true and correct as of the date hereof.

6.  CONDITIONS PRECEDENT.

     6.1. CONDITIONS PRECEDENT TO EACH CLOSING. The purchase by the  Investors
          ------------------------------------
of the Subordinated Notes and Warrants at each Closing is subject to the Company's compliance with its agreements herein and to the satisfaction, on or prior to each Closing Date, of the following conditions precedent:

          (A) LEGALITY; GOVERNMENTAL AUTHORIZATIONS.  The purchase of and
              --------  ------------ --------------
payment for the Subordinated Notes and Warrants to be purchased by each of the Investors shall not be prohibited by any law or governmental order or regulation, and shall not subject the Investor to any penalty, tax, liability or other onerous condition. All necessary consents, approvals, licenses, permits, orders and authorizations of, or registrations, declarations and filings with, any governmental or administrative agency or of any other Person with respect to any of the transactions contemplated hereby or by the Related Agreements shall have been duly obtained or made and shall be in full force and effect. True and complete copies of each of the foregoing as in effect shall have been furnished to each Investor.

          (B) NO CHANGE IN LAW, ETC.  No legislation, order, rule, ruling or
              -- ------ -- ---  ---
regulation shall have been enacted or made by or on behalf of any governmental body, department or agency, nor shall any investigation by any governmental authority or administrative body have been commenced, nor shall any decision of any court of competent jurisdiction have been rendered which in the judgment of the Investor would materially and adversely affect, restrain, prevent or change the transactions contemplated by this Agreement or the Related Agreements or materially and adversely affect the business, operations, assets, prospects or condition (financial or otherwise) of the Company.

          (C) PROPER PROCEEDINGS.  All necessary and proper proceedings shall
              ------ -----------
have been taken by the Company to authorize the execution, delivery and performance of each of this Agreement and the Related Agreements and of each of the transactions contemplated hereby and thereby.

          (D) GENERAL.  All instruments and legal, governmental, administrative
              -------
and corporate proceedings in connection with the transactions contemplated by this Agreement and the Related Agreements shall be satisfactory in form and substance to the Investor, and each Investor shall have received counterpart originals, or certified or other copies of all documents, including without limitation records of corporate or other proceedings and opinions of counsel, which it may have reasonably requested in connection therewith.

          (E) RESTATED CERTIFICATE OF INCORPORATION.  The Restated Certificate
              -------------------- -- -------------
of Incorporation attached hereto as Exhibit 6.1(e) shall have been approved by
                                    --------------
resolutions duly adopted by the Company's shareholders and its board of directors and shall have been filed by the office of the Secretary of State of the State of New York.

          (F) SERIES A PREFERRED STOCK AGREEMENTS, SERIES B PREFERRED STOCK
              -------------------------------------------------------------
AGREEMENTS, AND SERIES C PREFERRED STOCK AGREEMENTS. Each of the Series A
- ----------  --- ------ -----------------------------
Preferred Stock Agreements, the Series B Preferred Stock Agreements and the Series C Preferred Stock Agreements (as modified hereby) shall be in full force and effect.

     6.2. CONDITIONS PRECEDENT TO STAGE 1 CLOSING.  In addition to the
          ----------------------------------------
satisfaction of the conditions set forth in Section 6.1 above, the purchase by each Investor of the Stage 1 Subordinated Notes and Stage 1 Warrants at the Stage 1 Closing is subject to the satisfaction of the following conditions precedent:

          (A) LEGAL OPINION.  Each Investor shall have received a favorable
              ----- -------
legal opinion from Underberg & Kessler substantially in the form of Exhibit
                                                                    -------
6.2(a) hereto.
- ------

          (B) REPRESENTATIONS AND WARRANTIES; OFFICERS' CERTIFICATES.  The
              --------------- --- ----------  --------  ------------
representations and warranties contained or incorporated by reference herein shall be true and correct in all material respects on and as of the Stage 1 Closing Date with the same force and effect as though made on and as of the Stage 1 Closing Date, both before and after giving effect to the sale of the Stage 1 Subordinated Notes and Stage 1 Warrants; and each Investor shall have received on the Stage 1 Closing Date a certificate to these effects signed by the Chief Executive Officer of the Company and a certificate as to the matters represented and warranted in Section 4.12 signed by Travers.

          (C) ELECTION OF CHIEF EXECUTIVE OFFICER.  Paul Travers shall have been
              ------------------------------------
elected Chairman and Chief Executive Officer of the Company.

          (D) EMPLOYMENT OF MARTY STRAYER.  Marty Strayer shall have been
              ----------------------------
elected and agreed to serve as Chief Operating Officer and President of the Company, with responsibility for overall operations of the Company on a day to day basis, on a full-time basis.

          (E) REVESTING OF TRAVERS SHARES.  Paul Travers shall have agreed to
              ---------------------------
the revesting of certain of his shares of common stock in accordance with the Letter Agreement in substantially the form of Exhibit 6.2(e) hereto.
                                              --------------

          (F) ADMINISTRATIVE SERVICES AGREEMENT.  Kopin Corporation and the
              ----------------------------------
Company shall have entered into an Administrative Services Agreement in substantially the form attached hereto as Exhibit 6.2(f).
                                          --------------

          (G) SECURITY AGREEMENT.  The Company and Kopin Corporation, as agent
              -------------------
for itself and the other Investors, shall have entered into a Security Agreement in substantially the form attached hereto as Exhibit 6.2(g).
                                             --------------

     6.3. CONDITIONS PRECEDENT TO STAGE 2 CLOSING.  In addition to the
          ----------------------------------------
satisfaction of the conditions set forth in Section 6.1 above, the purchase by the Investors of the Stage 2 Subordinated Notes and Stage 2 Warrants at the Stage 2 Closing is subject to the satisfaction of the following conditions precedent:

          (A) MILESTONES.  The Company's President and Chief Executive Officer
              -----------
shall have delivered a written notice to the Investors certifying that the milestones set forth in Schedule 6.3 hereto have been reached.
                        ------------

          (B) APPROVAL OF MAJORITY OF THE INVESTORS.  The holders of not less
              --------------------------------------
than 51% of the Stage 1 Subordinated Notes and Stage 1 Warrants shall have elected to exercise the option to proceed with the Stage 2 Closing.

          (C) REPRESENTATIONS AND WARRANTIES; OFFICERS' CERTIFICATES.  The
              --------------- --- ----------  --------  ------------
representations and warranties contained or incorporated by reference herein shall be true and correct in all material respects on and as of the Stage 2 Closing Date with the same force and effect as though made on and as of the Stage 2 Closing Date, both before and after giving effect to the sale of the Subordinated Notes and Warrants; and each Investor shall have received on the Stage 2 Closing Date a certificate to these effects signed by the President of the Company and a certificate as to the matters represented and warranted in
Section 4.12 signed by Travers.

7. COVENANTS. The covenants of the Company set forth in Section 7 of the Series A Securities Purchase Agreement with the Investor therein are incorporated herein by reference with the same force and effect with respect to the obligations of the Company and the rights of the Investors.

8. TERMINATION OF SECTION 8 AND SECTION 9 OF SERIES C STOCK PURCHASE AGREEMENT. The Company and each of the Investors hereby agree that Section 8 and Section 9 of the Series C Stock Purchase Agreement are hereby terminated and of no further force and effect.

9. OPERATING COVENANTS. The Company covenants that so long as any of the Subordinated Notes and Warrants remain outstanding it will comply with the operational, administrative and reporting obligations set forth on Exhibit 9
                                                                   ---------
hereto and incorporated herein by reference.

10. AMENDMENTS TO SERIES PREFERRED STOCK AGREEMENTS. The Company, Travers, Travers Family Limited Liability Company and the Investors hereby agree to amend the Series Preferred Stock Agreements as follows:

     10.1. Section 4 of the Shareholders Agreement is hereby deleted and replaced in its entirety with the revised Section 4 on Exhibit 10.1 hereto.

     10.2. Section 8.9 of the Shareholders Agreement is hereby deleted and replaced its entirety to read as follows:

     "No waiver, amendment, modification or termination of this Agreement shall be valid unless the same is in writing and signed by (i) the Company, (ii) those Shareholders holding not less than fifty-one percent (51%) of all shares of Common Stock issued and issuable upon conversion of the Preferred Stock and the exercise of the Common Stock Purchase Warrants dated as of June , 1996 held of record at such time (the "Common Stock Purchase Warrants"), and (iii) those Shareholders holding not less than fifty-one percent (51%) of all shares of Common Stock issued and outstanding and Common Stock issuable upon exercise of warrants (other than the Preferred Stock and Common Stock Purchase Warrants), options or other rights to acquire Common Stock held of record at such time."

     10.3. Section 3 of the First Refusal Agreement is hereby deleted and replaced in its entirety with the revised Section 3 on Exhibit 10.3 hereto.

     10.4. The definition of "Holders" in the Registration Rights Agreement is hereby amended to include each of the Investors.

     10.5. By executing and delivering this Agreement, the Company and each Investor acknowledges and agrees that each Investor is being made a party to, and is bound by, the respective provisions of the Shareholders Agreement, First Refusal Agreement and the Registration Rights Agreement (as amended herein) as if it were an Investor party thereto.

11.  REMEDIES.

     11.1.  REMEDIES.  If any party shall fail to perform or observe any of the
            --------
covenants, agreements or provisions set forth or incorporated by reference in this Agreement or in any of the Related Agreements, then and in each and every such case the other party may proceed to enforce performance of such obligations in such manner as it may elect and may proceed to protect and enforce its rights by suit in equity, action at law and/or other appropriate proceeding for performance of such obligations.

     11.2.  COURSE OF DEALING.  No course of dealing between the Company on the
            ------ -- -------
one hand, and any Investor or any holder of the Subordinated Notes or Warrants, on the other hand, shall operate as a waiver of any rights under this Agreement or any Related Agreement. A waiver on any one occasion shall not be construed as a bar to or waiver of any right or remedy on any other occasion. No waiver or statement of satisfactory cure or consent shall be binding upon one party or any holder of any Subordinated Notes or Warrants unless it is in writing and signed by the party to be changed.

     11.3.  WAIVERS.  Each party hereby waives, to the extent not prohibited by
            -------
applicable law, (a) all presentments, demands for performance, notices of nonperformance (except to the extent required by the provisions hereof) and (b) any requirement of diligence or promptness on the part of any other party under any Subordinated Notes or Warrants in the enforcement of its rights under the provisions of this Agreement.

     11.4.  EQUITABLE REMEDIES.  The parties to this Agreement hereby
            --------- --------
acknowledge that monetary damages are an inadequate remedy for breach of the covenants and provisions contained in this Agreement or in any Related Agreement; therefore, it is agreed that each of such covenants of one party and provisions shall be enforceable by specific performance, including all forms of injunctive relief. Each party hereby waives any defense based on the adequacy of any remedies at law.

12.  PAYMENT ON SUBORDINATED NOTES AND WARRANTS; TRANSFER; LEGENDS

     12.1.  PAYMENT.  All payments made by the Company in respect of any
            -------
Subordinated Notes and Warrants shall be made in immediately available funds in lawful money of the United States for credit, not later than 12:00 noon, Boston time, to the account of the respective Investor and shall be accompanied by sufficient information to identify the source and application thereof, or in any event by such other reasonable method or at such other address, as the respective Investor shall have from time to time notified the Company thereof.

     12.2.  TRANSFER OF SUBORDINATED NOTES AND WARRANTS.  If, at any time of any
            -------- -- -------------------------------
exercise, transfer (other than a conversion or transfer not involving a change in the beneficial ownership of such securities) or surrender for exchange of any Subordinated Notes or Warrants or any securities issued upon exchange or conversion, or in replacement thereof (or in respect of such securities), such securities shall not be registered under the Securities Act or qualified under any applicable state securities law, the Company may require, as a condition of allowing such conversion, transfer or exchange, that the holder or transferee of such securities, as the case may be, furnish to the Company such information as, in the reasonable opinion of counsel for the Company, is necessary in order to establish that such exercise, transfer or exchange may be made without registration under the Securities Act or qualification under such state securities law; provided, however, that nothing contained in this Section
                      --------- --------
12.2 shall relieve the Company from complying with the provisions of Section 8 of the Series A Securities Purchase Agreement, as amended hereby, or any provision of the Restated Certificate of Incorporation.

     12.3.  LEGENDS.  To the extent applicable, each certificate or other
            -------
document evidencing any of the Subordinated Notes and Warrants to be purchased and sold pursuant to this Agreement or any Common Stock issued upon exercise of the Warrants shall be endorsed with the legends set forth below, and each Investor covenants that, except to the extent such restrictions are waived by the Company, it shall not transfer the shares represented by any such certificate without complying with the restrictions on transfer described in the legends endorsed on such certificate:

          (a) The following legend under the Securities Act:

          "THE SHARES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED, AND MAY NOT BE SOLD, TRANSFERRED, ASSIGNED, PLEDGED, OR HYPOTHECATED ABSENT AN EFFECTIVE REGISTRATION THEREOF UNDER SUCH ACT OR COMPLIANCE WITH RULE 144 PROMULGATED UNDER SUCH ACT, OR UNLESS THE COMPANY HAS RECEIVED AN OPINION OF COUNSEL, IN FORM AND SUBSTANCE REASONABLY SATISFACTORY TO THE COMPANY AND ITS COUNSEL AND FROM ATTORNEYS REASONABLY ACCEPTABLE TO THE COMPANY AND ITS COUNSEL, THAT SUCH REGISTRATION IS NOT REQUIRED."

          (b) If required by the authorities of any state in connection with the issuance or sale of the Subordinated Notes or Warrants or the Common Stock issued upon exercise of the Warrants, the legend required by such state authority.

     12.4.  REMOVAL OF LEGENDS.
            ------- -- -------

          (a) Any legend endorsed on a certificate pursuant to Section 12.3(a) hereof shall be removed (i) if the Subordinated Notes and Warrants to be
                         -
purchased and sold pursuant to this Agreement or Common Stock issued upon exercise of the Warrants represented by such certificate shall have been effectively registered under the Securities Act, (ii) if such securities are
                                                  --
being transferred in compliance with Rule 144 promulgated under the Securities Act, or (iii) if the holder of such securities shall have provided the Company
         ---
with an opinion of counsel, in form and substance reasonably acceptable to the Company and its counsel and from attorneys reasonably acceptable to the Company and its counsel, stating that the proposed sale, transfer or assignment of such shares may be made without registration.

          (b) Any legend endorsed on a certificate pursuant to Section 12.3(b) hereof shall be removed if the Company receives an order of the appropriate state authority authorizing such removal or if the holder of Subordinated Notes and Warrants to be purchased and sold pursuant to this Agreement or Common Stock issued upon exercise of the Warrants provides the Company with an opinion of counsel, in form and substance reasonably acceptable to the Company and its counsel and from attorneys reasonably acceptable to the Company and its counsel, stating that such legend may be removed.

13. EXPENSES, ETC. Whether or not the transactions contemplated by this Agreement and the Related Agreements shall be consummated, each party agrees to pay and be responsible for the respective expenses incurred by it in connection herewith.

14. NOTICES. All notices and other communications pursuant to this Agreement shall be in writing, either delivered in hand or sent by first-class mail, postage prepaid, or sent by telex, telecopier, facsimile machine or telegraph, addressed as follows:

          (a) if to the Company, at the address thereof set forth on the first page hereof, or at such other address as shall have been furnished to the Investor in writing by the Company with a copy to Underberg & Kessler, 1800 Chase Square, Rochester, New York 14604, Attention: Robert F. Mechur, Esq.;

          (b) if to the Investors, at the address thereof set forth next to the respective Investor's name on Schedule 1 hereto or at such other address as
                                   ----------
     shall have been furnished to the Company in writing by the Investor with a copy to John H. Chu, Esq., c/o Chu, Ring & Associates, 253 Summer Street, Boston, MA 02210.

     Any notice or other communication pursuant to this Agreement shall be deemed to have been duly given or made and to have become effective (i) when
                                                                     -
delivered in hand to the party to which it was directed, (ii) if sent by telex,
                                                          --
telecopier, facsimile machine or telegraph and properly addressed in accordance with the foregoing provisions of this Section 14, when received by the addressee, or (iii) if sent by first-class mail, postage prepaid, and properly
               ---
addressed in accordance with the foregoing provisions of this Section 14, (A)
                                                                           -
when received by the addressee, or (B) on the third business day following the
                                    -
day of dispatch thereof, whichever of (A) or (B) shall be the earlier.
                                       -      -

15. SURVIVAL AND TERMINATION OF COVENANTS. All covenants, agreements, representations and warranties made herein or in any other document referred to herein or delivered to the Investors pursuant hereto shall be deemed to have been material and relied on by each of the Investors, notwithstanding any investigation made by the Investors, and shall survive the execution and delivery to the Investors hereof and of the Subordinated Notes and Warrants and shall terminate only as follows: (a) upon the Company's Qualified Initial Public
                                  -
Offering, except as to the covenants of the Company contained in Sections 7, 8, and 9 hereof, the provisions of Section 8 of the Series A Securities Purchase Agreement and Sections 13 and 15 hereof; or (b) as to any Investor, if such
                                             -
Investor no longer holds any Subordinated Notes and Warrants or any Common Stock, this Agreement shall terminate in its entirety except for the provisions of Sections 13 and 15 hereof.

16. AMENDMENTS AND WAIVERS. Except as otherwise expressly required by any other provisions of this Agreement, none of the terms or provisions contained in this Agreement, and none of the agreements, obligations or covenants of the Company contained in this Agreement or in any Related Agreement or in any of the Series Preferred Stock Agreements to the extent that, as amended hereby, they may affect, govern, or apply to the Subordinated Notes and Warrants, may be amended, modified, supplemented, waived or terminated unless the Company and Investors holding not less than sixty percent (60%) of the principal amount of the Subordinated Notes and shares issued upon exercise of the Warrants shall execute an instrument in writing agreeing or consenting to such amendment, modification, supplement, waiver or termination.

17. MISCELLANEOUS. This Agreement and the Related Agreements set forth the entire understanding of the parties hereto with respect to the transactions contemplated hereby. The invalidity or unenforceability of any term or provision hereof shall not affect the validity or enforceability of any other term or provision hereof. The headings in this Agreement are for convenience of reference only and shall not alter or otherwise affect the meaning hereof. This Agreement is intended to take effect as a sealed instrument and may be executed in any number of counterparts which together shall constitute one instrument and shall be governed by and construed in accordance with the domestic substantive laws of the State of New York without giving effect to any choice or conflict of law provision or rule that would cause the application of the domestic substantive laws of any other state, and shall bind and inure to the benefit of the parties hereto and their respective successors and assigns.

18. WAIVER OF FIRST REFUSAL RIGHTS. By executing and delivering this Agreement, except to the extent of his or its participation herein, each Investor hereby irrevocably waives his or its rights under Section 3 of the First Refusal Agreement (as amended herein) in respect of having a first option (including written notice thereof) to purchase his or her or its Percentage Entitlement of the Subordinated Notes and Warrants.

                  [remainder of page intentionally left blank]

     If the foregoing corresponds with your understanding of our agreement, kindly sign this signature page and the accompanying copies thereof (which have already been signed by the Company) in the appropriate space below and return one counterpart of the same to the Company. This letter shall thereupon become a binding agreement between you and the Company.

                              Very truly yours,

                              FORTE TECHNOLOGIES, INC.



                              By:________________________________
                                          Title




                              FOR PURPOSES OF SECTION 10 ONLY:



                              ___________________________________
                                      Paul J. Travers


                              FOR PURPOSES OF SECTION 10 ONLY:

                              TRAVERS FAMILY LIMITED LIABILITY COMPANY



                              By:________________________________
                                          Title

                              ACCEPTED and AGREED TO:

                              KOPIN CORPORATION



                              By:_______________________________
                                           Title

                              ACCEPTED and AGREED TO:

                              BALDWIN AND LYONS INC.



                              By:_______________________________
                                          Title

                              ACCEPTED and AGREED TO:

                              SF PARTNERS I LIMITED PARTNERSHIP



                              By:_______________________________
                                            Title

                              ACCEPTED and AGREED TO:

                              NS ASSOCIATES INC.



                              By:_______________________________
                                           Title

                              ACCEPTED and AGREED TO:

                              JOHN D. WEIL, TRUSTEE, U/I/T 6-28-91
                              JOHN D. WEIL TRUST



                              By:_______________________________
                                            Title

                              ACCEPTED and AGREED TO:

                              DIAMOND CONSOLIDATED LIMITED PARTNERSHIP



                              By:_______________________________
                                           Title

                              ACCEPTED and AGREED TO:

                              DIAMOND FAMILY FOUNDATION



                              By:_______________________________
                                            Title

                              ACCEPTED and AGREED TO:

                              W.J. PRATT INVESTMENT ASSOCIATES




                              By:_______________________________
                                           Title

                              ACCEPTED and AGREED TO:





                              _______________________________
                                      Michael Wall